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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)........ January 15, 1997

                             Styles on Video, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         1-11836                     95-4389082
-----------------                 --------------               --------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
or incorporation)                                      Identification Number)

                          667 Rancho Conejo Boulevard
                            Newbury Park, CA  91320
                            -----------------------
                   (Address of principal executive offices)

     Registrant's telephone number, including area code.....(805) 375-0996


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of the Registrant.

(a) Pursuant to a transaction dated as of January 15, 1997, the registrant exchanged 4,347,427 shares of its common stock, par value $.001 per share (the "Common Stock"), for (i) the Series A Warrant held by International Digital Investors, L.P. ("IDI") representing the right to acquire 3,914,882 shares of Common Stock, and, (ii) such portion of the Series B Warrant held by IDI equal to the right to acquire 1,867,029 shares of Common Stock.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 1997                   STYLES ON VIDEO, INC.
                                           a Delaware Corporation

                                           By:  /s/ Nancy H. Galgas
                                               --------------------
                                           Name:  Nancy H. Galgas
                                           Title:  Secretary and C.F.O.

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